UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AngioDynamics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on October 28, 2014

ANGIODYNAMICS, INC.

ANGIODYNAMICS, INC. 14 Plaza Drive Latham, NY 12110 ATTN: STEPHEN A. TROWBRIDGE

Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 02, 2014
Date: October 28, 2014 Time: 2:00 PM EDT
Location: W New York
541 Lexington Avenue New York, New York 10022
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement        2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 14, 2014 to facilitate timely delivery.
— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
Nominees
01 Joseph M. DeVivo 02 Howard W. Donnelly 03 Sriram Venkataraman
The Board of Directors recommends you vote FOR proposals 2. through 6.
2.	To ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2015.
3.	Say-on-Pay - An advisory vote on the approval of compensation of our named executive officers.
4.

Approval of an amendment to the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 5,750,000 shares to 6,750,000 shares.

5.

Approval of an amendment to the AngioDynamics, Inc. Employee Stock Purchase Plan to increase the total number of shares of common stock reserved for issuance under the plan from 1,200,000 shares to 2,000,000 shares.

6.	Approval of an amendment to AngioDynamics’ Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 45,000,000 to 75,000,000.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

ANGIODYNAMICS, INC. 14 Plaza Drive Latham, NY 12110 ATTN: STEPHEN A. TROWBRIDGE

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH

AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
	☐	☐	☐
1. Election of Directors Nominees

01 Joseph M. DeVivo 02 Howard W. Donnelly 03 Sriram Venkataraman

The Board of Directors recommends you vote FOR proposals 2. through 6.					For	Against	Abstain

2. To ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2015.					☐	☐	☐

3. Say-on-Pay - An advisory vote on the approval of compensation of our named executive officers.					☐	☐	☐

4.     Approval of an amendment to the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 5,750,000 shares to 6,750,000 shares.

					☐	☐	☐

5.     Approval of an amendment to the AngioDynamics, Inc. Employee Stock Purchase Plan to increase the total number of shares of common stock reserved for issuance under the plan from 1,200,000 shares to 2,000,000 shares

					☐	☐	☐

6. Approval of an amendment to AngioDynamics’ Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 45,000,000 to 75,000,000.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)			☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com.

ANGIODYNAMICS, INC. Annual Meeting of Stockholders October 28, 2014 2:00 P.M., local time This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph M. DeVivo and Mark T. Frost, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ANGIODYNAMICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 2:00 p.m., local time on

10/28/2014, at the W New York, 541 Lexington Avenue, New York, NY 10022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side